Exhibit 99

                                                           FOR IMMEDIATE RELEASE

          NORDSON CORPORATION REPORTS FOURTH-QUARTER FINANCIAL RESULTS; ACHIEVES RECORD SALES AND EARNINGS PER SHARE IN 2005 FISCAL YEAR

WESTLAKE, Ohio - December 13, 2005 - Nordson Corporation (Nasdaq:NDSN) today reported record sales and earnings for the fourth quarter, which ended October 30, 2005. Sales for the fourth quarter reached $239.8 million, a 5 percent increase over sales of $228.4 million for the same period of 2004. Virtually all of this increase was attributed to volume growth.

On a diluted basis, fourth-quarter earnings per share were $.80, a 51 percent increase over the prior year's $.53, which included a $3.3 million pretax charge, or $.06 per share on an after-tax basis, related to a disposition of a minority equity investment.

Fourth-quarter sales volume for the Advanced Technology segment was up 41 percent. Volume was down 4 percent in each of the Adhesive Dispensing and Finishing and Coating segments. On a geographic basis, fourth-quarter volume was up 6 percent in the United States, 18 percent in the Americas and 24 percent in the Asia Pacific region. Volume was down in Europe and Japan by 2 percent and 5 percent, respectively.

Annual sales for the fiscal year, which ended October 30, 2005, were a record $839.2 million, a 6 percent increase from fiscal 2004 sales of $793.5 million. Sales volume was up 4 percent, while favorable currency effects contributed an additional 2 percent to sales growth. On a diluted basis, earnings per share for the year were a record $2.14, compared with $1.73 in 2004. Current year earnings per share include an $.08 favorable effect from a lower effective tax rate related primarily to recognition of foreign tax credits.

Backlog at year-end was approximately $78 million, compared with $77 million for the same period of the prior year at 2005 actual exchange rates.

                                     -more-

"I am pleased with Nordson's strong performance for both the fourth quarter and the entire year, as we have again achieved record numbers in sales volume and earnings per share," said Edward P. Campbell, chairman and chief executive officer.

"Our Advanced Technology segment continues to produce exceptional results," Campbell said. "I am also encouraged by the performance of our core Adhesive Dispensing businesses. Sales volume for the segment was up 6 percent, when excluding the large engineering systems businesses."

"We continue to see positive results from our ongoing focus to improve operating efficiencies, including achieving wider operating margins in 2005," Campbell noted. "In addition, our recent actions in the Finishing and Coating segment will further improve efficiencies."

As previously announced, Nordson will pay a first-quarter 2006 cash divided of $0.165 per common share on January 4, 2006 to shareholders of record on December 19, 2005. Nordson has increased its dividend per common share for 42 consecutive years.

Nordson will broadcast its fourth-quarter conference call on the investor relations page of its Web site, www.nordson.com, on Wednesday, December 14, 2005 at 8:30 a.m. EST. For persons unable to listen to the live broadcast, a replay will be available for 14 days after the event. Information about Nordson's investor relations and shareholder services is available from Barbara Price, manager of shareholder relations, at (440) 414-5344.

Except for historical information and comparisons contained herein, statements included in this release may constitute "forward-looking statements," as defined by the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors, as discussed in the company's filing with the Securities and Exchange Commission that could cause actual results to differ.

                                     -more-

Nordson Corporation is one of the world's leading producers of precision dispensing equipment that applies adhesives, sealants and coatings to a broad range of consumer and industrial products during manufacturing operations. The company also manufactures technology-based systems for curing and surface treatment processes. Headquartered in Westlake, Ohio, Nordson has more than 3,600 employees worldwide, and direct operations and sales support offices in 30 countries.

                                       ###

Contact: Derrick Johnson, Director, Corporate Communications
Phone:   (440) 414-5639
E-mail:  djohnson@nordson.com

A summary of sales, income and earnings is presented in the attached tables.

FOURTH QUARTER PERIOD
Period Ending October 30, 2005
(Unaudited)

                               NORDSON CORPORATION
                               -------------------
                              FINANCIAL HIGHLIGHTS
               (Dollars in thousands except for per-share amounts)

CONSOLIDATED STATEMENT OF INCOME                   Fourth Quarter                Year-to-Date
-----------------------------------------  ---------------------------   ---------------------------
                                               2005           2004           2005          2004
                                           ------------   ------------   ------------   ------------
Net sales                                  $    239,803   $    228,353   $    839,162   $    793,544
Cost of sales                                   107,857        106,735        371,298        354,313
Selling & administrative expenses                89,985         86,140        345,947        328,633
                                           ------------   ------------   ------------   ------------
Operating profit                                 41,961         35,478        121,917        110,598

Interest expense - net                           (3,192)        (3,425)       (11,961)       (14,082)
Other income (expense) - net                        220         (3,316)         1,320         (2,688)
                                           ------------   ------------   ------------   ------------
Income before income taxes                       38,989         28,737        111,276         93,828
Income taxes                                     11,086          9,014         32,938         30,494
                                           ------------   ------------   ------------   ------------
Net income                                 $     27,903   $     19,723   $     78,338   $     63,334
                                           ============   ============   ============   ============
Return on sales                                      12%             9%             9%             8%
Return on average shareholders' equity               29%            20%            19%            18%

Average common shares outstanding (000's)        34,119         36,157         35,718         35,489
Average common shares and
        common share equivalents (000's)         34,919         37,031         36,527         36,546

Per share:

Basic earnings                             $        .82   $        .55   $       2.19   $       1.78
Diluted earnings                           $        .80   $        .53   $       2.14   $       1.73

Dividends paid                             $       .165   $        .16   $       .645   $       .625

FOURTH QUARTER PERIOD
Period Ending October 30, 2005
(Unaudited)

                               NORDSON CORPORATION
                               -------------------
                              FINANCIAL HIGHLIGHTS
               (Dollars in thousands except for per-share amounts)

                                            October 30,    October 31,
CONSOLIDATED BALANCE SHEET                     2005           2004
----------------------------------------   ------------   ------------
Cash and marketable securities             $     11,484   $     60,579
Receivables                                     181,660        175,013
Inventories                                      81,868         85,330
Other current assets                             36,704         43,350
                                           ------------   ------------
     Total current assets                       311,716        364,272

Property, plant & equipment - net               110,531        111,607
Other assets                                    366,279        364,669
                                           ------------   ------------
                                           $    788,526   $    840,548
                                           ============   ============
Notes payable and debt due
 within one year                           $     72,079   $     27,591
Accounts payable and accrued liabilities        177,995        169,319
                                           ------------   ------------
     Total current liabilities                  250,074        196,910

Long-term debt                                  101,420        148,033
Other liabilities                               106,120         92,272
Total shareholders' equity                      330,912        403,333
                                           ------------   ------------

                                           $    788,526   $    840,548
                                           ============   ============
Other information:

Employees                                         3,653          3,544

Common shares outstanding (000's)                32,911         36,279

FOURTH QUARTER PERIOD
Period Ending October 30, 2005
(Unaudited)

                               NORDSON CORPORATION
                              --------------------
                              FINANCIAL HIGHLIGHTS
                             (Dollars in thousands)

                                                  Fourth Quarter                     % Growth over 2004
                                           ---------------------------   ------------------------------------------
SALES BY BUSINESS SEGMENT                      2005           2004          Volume        Currency        Total
----------------------------------------   ------------   ------------   ------------   ------------   ------------
Adhesive dispensing &
 nonwoven fiber systems                    $    141,677   $    146,136           -3.7%           0.6%          -3.1%
Finishing & coating systems                      39,069         40,377           -3.9%           0.7%          -3.2%
Advanced technology systems                      59,057         41,840           41.1%           0.0%          41.1%
                                           ------------   ------------
Total sales by business segment            $    239,803   $    228,353            4.5%           0.5%           5.0%
                                           ============   ============   ============   ============   ============

                                                  Year-to-Date                       % Growth over 2004
                                           ---------------------------   ------------------------------------------
SALES BY BUSINESS SEGMENT                      2005           2004          Volume        Currency        Total
----------------------------------------   ------------   ------------   ------------   ------------   ------------
Adhesive dispensing &
 nonwoven fiber systems                    $    501,665   $    497,699           -1.8%           2.6%           0.8%
Finishing & coating systems                     140,127        130,944            4.9%           2.1%           7.0%
Advanced technology systems                     197,370        164,901           19.1%           0.6%          19.7%
                                           ------------   ------------
Total sales by business segment            $    839,162   $    793,544            3.6%           2.1%           5.7%
                                           ============   ============   ============   ============   ============

                                                  Fourth Quarter                Year-to-Date
                                           ---------------------------   ---------------------------
OPERATING PROFIT BY BUSINESS SEGMENT           2005           2004           2005           2004
----------------------------------------   ------------   ------------   ------------   ------------
Adhesive dispensing &
 nonwoven fiber systems                    $     32,597   $     33,311   $     97,553   $     97,904
Finishing & coating systems                         802          2,906          1,234          2,466
Advanced technology systems                      14,285          5,781         41,696         30,229
Corporate                                        (5,723)        (6,520)       (18,566)       (20,001)
                                           ------------   ------------   ------------   ------------
Total operating profit by
 business segment                          $     41,961   $     35,478   $    121,917   $    110,598
                                           ============   ============   ============   ============

                                                  Fourth Quarter                     % Growth over 2004
                                           ---------------------------   ------------------------------------------
SALES BY GEOGRAPHIC REGION                     2005          2004           Volume        Currency        Total
----------------------------------------   ------------   ------------   ------------   ------------   ------------
United States                              $     82,370   $     77,499            6.3%             -            6.3%
Americas                                         17,051         13,951           17.7%           4.5%          22.2%
Europe                                           79,340         81,314           -2.3%          -0.1%          -2.4%
Japan                                            27,649         29,240           -4.5%          -0.9%          -5.4%
Asia Pacific                                     33,393         26,349           23.7%           3.0%          26.7%
                                           ------------   ------------
Total Sales by Geographic Region           $    239,803   $    228,353            4.5%           0.5%           5.0%
                                           ============   ============   ============   ============   ============

                                                  Year-to-Date                       % Growth over 2004
                                           ---------------------------   ------------------------------------------
SALES BY GEOGRAPHIC REGION                     2005          2004           Volume        Currency        Total
----------------------------------------   ------------   ------------   ------------   ------------   ------------
United States                              $    280,542   $    266,050            5.4%             -            5.4%
Americas                                         59,391         51,390           11.9%           3.7%          15.6%
Europe                                          298,828        296,067           -3.0%           3.9%           0.9%
Japan                                            89,782         87,477            1.4%           1.2%           2.6%
Asia Pacific                                    110,619         92,560           17.2%           2.3%          19.5%
                                           ------------   ------------
Total Sales by Geographic Region           $    839,162   $    793,544            3.6%           2.1%           5.7%
                                           ============   ============   ============   ============   ============

                                                  Fourth Quarter                Year-to-Date
                                           ---------------------------   ---------------------------
SELECTED SUPPLEMENTAL INFORMATION              2005           2004           2005           2004
----------------------------------------   ------------   ------------   ------------   ------------
Depreciation and amortization              $      6,566   $      6,724   $     25,683   $     26,876
Capital expenditures                       $      4,671   $      4,250   $     15,389   $     11,309
Dividends paid                             $      5,969   $      5,787   $     23,378   $     22,128